SUPPLEMENT DATED DECEMBER 2, 2024 TO THE CURRENT
STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Advantage International Fund
Invesco EQV Asia Pacific Equity Fund
Invesco EQV European Equity Fund
Invesco EQV International Equity Fund
Invesco Global Focus Fund
Invesco Global Fund
Invesco Global Opportunities Fund
Invesco International Small-Mid Company Fund
Invesco MSCI World SRI Index Fund
Invesco Oppenheimer International Growth Fund
(each a “Fund” and collectively the "Funds”)
This supplement amends the Statement of Additional Information for the above referenced Funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statement of Additional Information and retain it for future reference.
As of November 27, 2024, the following Fund is no longer included in the Statement of Additional Information:
Invesco EQV Asia Pacific Equity Fund
AIMF-SAI-SUP 120224